CELEBRATING 25 YEARS

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COLONIAL BANCGROUP

Fox-Pitt Kelton Financial Services Conference November 29, 2007 Exhibit 99.1

Colonial BancGroup

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Forward Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in Colonial’s 2006 Annual Report on Form
10-K, and Current Reports on Form 8-K.  All 2007 interim amounts have not been audited, and the results of operations for the interim period herein are not necessarily indicative of the results of operations to be expected for the full year.
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,”
“expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to
BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• unanticipated litigation or claims;
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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$24.5 Billion in assets with 323 Branches at 9/30/2007
Top 25
*
U.S. Commercial Bank (non-foreign owned)
Proven Community Banking Philosophy with Regional Bank
Management and Local Boards of Directors
Top 5* Market Share in 85% of Deposit Franchise
Consistent Earnings Per Share Growth – 5 year CAGR 10%
Forbes
Platinum 400 List of Best Large Companies in America
Overview
*Source:  SNL Financial

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73%
1
of Colonial’s Deposits are in four states where the population is expected to grow twice as fast as the rest of the U.S.* - Florida,
Georgia, Nevada  and Texas
Branches, Assets and Deposits by State at 9/30/07 are as follows:
In the Right Places
$24.5 Billion in Assets $16.9 Billion in Deposits 323 Branches
1 At 9/30/07
*Projected Population change from 2007-2012
Source: US Census Bureau
AL 16%
GA 6%
FL 59%
Corp 8%
TX 7%
NV 4%
FL 61%
AL 24%
TX 4%
GA 4%
NV 4%
Corp 3%
NV 15
TX 16
FL 183
GA 19
AL  90

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Superior Projected Population Growth
Source: SNL Financial.
Deposit data as of 6/30/07.
Population growth deposit weighted by county.
2007 - 2012 Population Growth
Colonial BancGroup, Inc. 11.17%
South Financial Group, Inc. 9.78
SunTrust Banks, Inc. 9.50
Wachovia Corporation 8.41
Synovus Financial Corp. 7.97
BB&T Corporation 7.74
Regions Financial Corporation 6.06
Bank of America Corporation 5.84
Whitney Holding Corporation 5.28
Trustmark Corporation 5.03
Fifth Third Bancorp 4.39
BancorpSouth, Inc. 4.23
First Horizon National Corporation 3.81
Median 6.06%
Low 3.81
High 11.17
Total U.S. 6.26

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6 Credit

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No Change – Same Proven Credit Process
Strong Credit culture with proven Policies and Underwriting
We predominantly lend within our core competency
We have the real estate expertise and market knowledge
We focus on lending to individuals and companies we know
We avoid “speculative” projects
We ensure strong guarantor support on our loans
We have a rigorous appraisal review process
Active involvement by CEO and CCO in all loan committees
Low individual lending authorities with multi-tiered committees
Experienced regional managers and director involvement on committees
Superior Portfolio Risk Management process
Experienced team
Limits by product and MSA
Aggressive workout strategies
Long term history of superior credit quality through many cycles

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Credit Quality – YTD 2007 Update
Credit quality is sound and within expectations
Quality Residential RE portfolio – no subprime; no stated income; no exotic products
Year to date annualized net charge-off ratio was 0.18% of average loans and 0.27% annualized for the third quarter
Allowance for loan losses was 1.14% of total loans, compared to 1.13%
at 12/31/06
Allowance was 246% of nonperforming assets at 9/30/07
Allowance would be sufficient to cover charge-offs for 6.42 years at YTD annualized levels

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0.21%
0.29%
0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.78%
0.85%
1.25%
0.46%
0.16%
4.09%
1.13%
0.94%
0.90%
0.86%
1.06%
1.41% 1.41%
1.03%
0.63%
0.47%
0.49%
0.57%
1
1.48%
2.23%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 9/30/07
Colonial BancGroup
FDIC - Commercial Banks with Assets > $10 Billion
(as originally reported)
NPAs Consistently Below Industry
1 At 6/30/07

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Net Charge-Offs/Average Loans
(as originally reported)
1 YTD 6/30/07 Annualized
2 Annualized
0.33%
0.09%
0.13%
0.18%
0.23%
0.26%
0.21% 0.21%
0.28%
0.29%
0.31%
0.19%
0.14%
0.12%
0.18% 2
1.02%
0.57%
0.46%
0.52%
0.58%
0.65%
0.66%
0.75%
1.06%
1.04%
0.73%
0.68%
0.47%
0.58%
1.32%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
1.30%
1.40%
1.50%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 Sep
YTD
2007
Colonial BancGroup
FDIC - Commercial Banks with Assets > $10 Billion
1

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We do not
sacrifice credit quality for loan growth
Our real estate portfolios are diverse – by collateral type, location, and borrower
The dynamics of our markets continue to be positive (population and job growth)
Commercial real estate within our markets remains strong
We have focused on financing loans that have good market and industry support, experienced principals and management, and supportive financial ratios
We require personal guarantees from parties with financial strength
We have stayed away from riskier products such as subprime, option
ARM’s, stated income, mezzanine financing, credit cards, and we do very little unsecured lending
What Gives Us Comfort in Today’s Market

12 Financial Highlights

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3Q07 Financial Highlights
Record EPS of $0.45
Good growth in net interest income
• Up 3% over both 2Q07 and 3Q06
• Net interest margin of 3.65%
Strong core noninterest income growth of 16% over 3Q06
Effective expense controls
• Core noninterest expense decreased 3% from 2Q07; up only 1% over 3Q06
Improved efficiency ratio
1
of 53.29% compared to 56.20% for 2Q07 and
55.77% for 3Q06
1 Calculated using core noninterest income and expense

$1.06
$1.26
$1.16
$1.31
$1.52
$1.72
2001 2002 2003 2004 2005 2006
(diluted)
Consistent Earnings Per Share Growth
5 Year CAGR = 10%
2001 - 2006
19%
(8)%
13%
16%
13%
1 Excluding restructuring charges
3Q06 2Q07 3Q07
$0.43
$0.44
1
$0.45
2%
$0.44

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$422
$455
$495
$567
$709
$755
$191 $190
$196
2001 2002 2003 2004 2005 2006 3Q06 2Q07 3Q07
Net Interest Income
($ in millions)
8%
9%
15%
25%
3 Year CAGR = 15%
2003 - 2006
79%
6%
3.57%     3.55%     3.38%     3.52%    3.75%    3.71%    3.64% 3.66%    3.65%
Net Interest
Margin
3%

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Interest rate risk position has been managed to a relatively neutral position over one year horizon
During the first half of 2007, Colonial sold approximately $1.2 billion of securities or 1/3 of the investment portfolio and approximately $490 million of ARM loans
Opportunistically acquired high quality securities during 3Q07
• Increased the yield on investment securities by 20 basis points from 2Q07 to 3Q07
• Securities were 14.6% of ending assets at 9/30/07
Actively managing the cost of funding
• Prepaid $185 million of trust preferred debt YTD
• Funded asset growth with $800 million of FHLB borrowings at an average rate of
4% in the 3Q07
Deposit costs remain high
Net Interest Income

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$8,433
$8,734
$9,419
$10,862
$13,988
$15,788
$15,899
$16,464
$16,682
2001 2002 2003 2004 2005 2006 3Q06 2Q07 3Q07
Average Deposits
4%
8%
15%
1 Excluding the acquisition
($ in millions)
29%
3 Year CAGR = 19%
2003 - 2006
87%
13%
1%
-2%¹
Cost of Average Deposits 3.13%         3.39%          3.38%

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2.30%
2.37%
2.42% 2.42%
2.34%
2.35%
2.29%
2.33%
2.38%
2.24%
2002 2003 2004 2005 2006 Sep
YTD
06
Sep
YTD
07
3Q06 2Q07 3Q07
$107
$141
$146
$176
$182
$132
$152
$46
$53 $53
2002 2003 2004 2005 2006 Sep
YTD
06
Sep
YTD
07
3Q06 2Q07 3Q07
Strong Growth in Noninterest Income
and Controlled Expenses
Core Noninterest Income
1
Growth
Core Noninterest Expense
2
to Average Assets
1
Excluded from noninterest income are securities and derivatives gains (losses), securities restructuring charges, changes in fair value of swap derivatives and gain on sale of Goldleaf, merchant services, branches and mortgage loans
2
Excluded from noninterest expense are net losses related to the early extinguishment of debt, severance expense and merger related expenses
-3%
15%
($ in millions)
-6%

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Strong capital position
• Issued $300 million of REIT preferred securities with a 7.11% dividend in May which increased tangible capital and regulatory capital ratios
• Key ratios at 9/30/07:
Actual Target
- Tangible common ratio 5.32% 5-6%
- Tangible capital ratio 6.56% 5-6%
- Tier I leverage 7.34%          6-7%
- Total capital ratio 11.50%      10-12%
Strong liquidity
• Ample sources of liquidity which allows Colonial to use the lowest cost funding available
Strong, high quality investment portfolio
• 99.8% of the portfolio is AAA rated or government backed
• No subprime exposure
We have increased our dividend for 17 consecutive years and we plan to make it 18
Capital and Liquidity

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$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
10%

21 Retail Banking

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Noninterest Income Growth Goal
Retail Banking Fees up 14%* YTD
• Focus on household checking account growth
• Increase debit card penetration in consumer and business banking households
Financial Planning Services Revenue up 17%* YTD
• Increased number of Financial Consultants
• Diversification of revenue
• Enhanced sales management through additional resources
Treasury Management Services Revenue up 25%* YTD
• Express Deposit (Remote Deposit Capture Product)
• Cross-sale of services to new and existing commercial checking customers
25% of revenue from fee-based services
(currently 21% QTD)
Retail Banking
*Year over year

Lines of Business Highlight
Association Services
Providing depository services to more than 6,000 community associations through lockbox service and deposit and loan products
$228
$323
$410
$509
2004 2005 2006 Sept 2007
Deposits
($ in millions)
434,267
591,046
706,071
780,773
2004 2005 2006 Sept 2007
Units Served
32%* 14%*
*Annualized

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Leveraging Lines of Business
Retail Banking
Aligned our products/services, sales tracking and compensation plans with measurable results that deliver growth in fee income
Continue positive momentum toward achieving 25% of total revenue in fee-based services
Unite the Colonial franchise in all markets under one consistent brand message, encompassing all lines of business, and maximizing the marketing and advertising investment across the diverse markets
Continue to maximize strategic multi-channel marketing initiatives to expand cross-sell opportunities and increase products and services per household

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Why Invest in Colonial BancGroup?
In the Right Locations for Continued Success
Conservative Lending Philosophy
• Sound credit quality
Opportunity to Improve
• Our goal is to have 25% of our revenue from fee based services
Experienced and Strong Management Team
• Delivered strong shareholder returns: 2001-2006
17 Years of Increased Dividends: $0.75 for 2007, a 10% increase over
2006
Total Annualized
1 Year 11% 11%
2 Year 28% 13%
3 Year 62% 17%
5 Year 115% 17%

26 Supplemental Information

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EPS Reconciliation
2007
1Q07 2Q07 3Q07 YTD
Diluted earnings per share - GAAP 0.24 $ 0.43 $ 0.45 $ 1.11 $
Impact of restructuring charges:
Loss on securities portfolio 0.23 - - 0.23
Loss on extinguishment of debt 0.03 0.02 - 0.05
0.26 0.02 - 0.28
Income tax benefit (0.09) (0.01) - (0.10)
After tax restructuring charge 0.17 0.01 - 0.18
Diluted earnings per share, excluding
restructuring charges 0.41 $ 0.44 $ 0.45 $ 1.29 $

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Loan Portfolio and Earning Assets
Distribution
(as of Sept. 30, 2007)
Real Estate
Construction
42%
Commercial
Real Estate
20%
Residential Real
Estate
16%
Owner
Occupied
10%
Commercial
9%
Consumer and
Other
3%
Loans
Loans
71%
Securities
14%
Loans Held for
Sale
8%
Short Term
Investments
7%
Average Earning Assets
(for 3Q07)

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Office
22%
Multi-Family
9%
Other
8%
Storage Buildings
15%
Retail
25%
Healthcare
6%
Farm
3%
Industrial
2%
Church/School
4%
Lodging
5%
Recreation
1%
Commercial Real Estate
Loan Portfolio Distribution
34% Owner Occupied
Average loan size = $680 thousand
Characteristics of 75 largest loans:
• Total $745 million and represent
16.2% of CRE portfolio
• Loan to value ratio is low at 68.6%
• Average debt coverage ratio = 1.48x
(as of Sept. 30, 2007)

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Construction Loan Portfolio Distribution
(as of Sept. 30, 2007)
Average loan size = $950 thousand
Characteristics of 75 largest loans:
• Total $1.4 billion and represent
21.8% of construction portfolio
• Average loan to value ratio is 69.4% Residential Land
7%
Commercial Land
17%
Condominium
6%
Residential Home
Construction
14%
Storage
Buildings
2%
Residential
Development
26%
Office
3%
Multi-Family
4%
Commercial
Development
9%
Other
6%
Retail
6%

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Diversified CRE/Construction Loan Portfolio
(as of Sept. 30, 2007)
Property Type Total Exposure Central FL West Coast  FL South FL Panhandle FL Northern FL Alabama Georgia Texas Nevada Other
Retail 13.79% 1.32% 2.51% 2.88% 0.14% 0.31% 1.22% 0.86% 1.76% 1.06% 1.73%
Retail - other than gas stations 11.23% 1.12% 1.63% 2.34% 0.14% 0.11% 0.81% 0.65% 1.74% 0.99% 1.70%
Gas Station/Convenience Store 2.56% 0.20% 0.88% 0.54% 0.00% 0.20% 0.41% 0.21% 0.02% 0.07% 0.03%
Residential Development 14.53% 3.09% 1.71% 0.47% 0.85% 0.13% 1.50% 1.87% 3.72% 0.74% 0.45%
Builder Lot Inventory 1.85% 0.06% 0.25% 0.22% 0.19% 0.00% 0.20% 0.37% 0.53% 0.01% 0.02%
Commercial Development 5.16% 1.06% 0.90% 0.65% 0.00% 0.11% 0.18% 0.15% 0.62% 1.24% 0.25%
Commercial Lot Inventory 1.21% 0.13% 0.20% 0.31% 0.01% 0.00% 0.06% 0.32% 0.16% 0.00% 0.02%
Residential Homes (under construction) 11.12% 2.17% 1.24% 0.79% 0.25% 0.03% 2.05% 2.48% 1.06% 0.85% 0.20%
Multi-family 7.15% 0.62% 1.81% 1.29% 0.11% 0.09% 0.83% 0.13% 1.11% 0.21% 0.95%
Land Only 14.39% 2.56% 2.87% 1.43% 1.39% 0.14% 1.10% 0.45% 1.67% 1.41% 1.37%
Commercial Land 9.80% 1.80% 2.14% 1.13% 0.86% 0.13% 0.93% 0.23% 0.99% 0.69% 0.90%
Residential Land 4.59% 0.76% 0.73% 0.30% 0.53% 0.01% 0.17% 0.22% 0.68% 0.72% 0.47%
Office 8.12% 1.11% 2.01% 2.22% 0.09% 0.06% 0.61% 0.48% 0.82% 0.37% 0.35%
Office - non-medical 7.19% 0.87% 1.85% 2.16% 0.09% 0.06% 0.55% 0.43% 0.61% 0.32% 0.25%
Office - Medical 0.93% 0.24% 0.16% 0.06% 0.00% 0.00% 0.06% 0.05% 0.21% 0.05% 0.10%
Condominium Bldgs - Construction 4.88% 1.38% 1.43% 0.48% 0.34% 0.04% 0.18% 0.27% 0.18% 0.25% 0.33%
Warehouse 5.34% 0.82% 1.11% 1.68% 0.02% 0.04% 0.55% 0.24% 0.11% 0.70% 0.07%
Warehouse with Office 3.03% 0.55% 0.82% 0.92% 0.02% 0.03% 0.21% 0.15% 0.06% 0.27% 0.00%
Warehouse 1.46% 0.18% 0.16% 0.73% 0.00% 0.00% 0.22% 0.06% 0.04% 0.04% 0.03%
Mini-Warehouse 0.85% 0.09% 0.13% 0.03% 0.00% 0.01% 0.12% 0.03% 0.01% 0.39% 0.04%
Healthcare - Living Facility 2.68% 0.00% 0.21% 0.02% 0.05% 0.05% 0.55% 0.63% 0.34% 0.00% 0.83%
Skilled Nursing Facility 1.24% 0.00% 0.14% 0.00% 0.05% 0.05% 0.51% 0.14% 0.00% 0.00% 0.35%
Assisted Living Facility 1.44% 0.00% 0.07% 0.02% 0.00% 0.00% 0.04% 0.49% 0.34% 0.00% 0.48%
Healthcare 1.70% 0.06% 0.09% 0.01% 0.00% 0.01% 0.04% 0.00% 1.41% 0.01% 0.07%
Lodging 3.99% 0.31% 0.67% 0.24% 0.00% 0.05% 0.43% 0.68% 0.58% 0.12% 0.91%
Recreation 0.15% 0.04% 0.06% 0.00% 0.00% 0.01% 0.04% 0.00% 0.00% 0.00% 0.00%
Industrial 0.80% 0.07% 0.18% 0.05% 0.00% 0.00% 0.06% 0.04% 0.15% 0.07% 0.18%
Farm 0.81% 0.14% 0.10% 0.27% 0.05% 0.02% 0.09% 0.01% 0.07% 0.00% 0.06%
All Other Types 2.33% 0.34% 0.53% 0.63% 0.13% 0.13% 0.23% 0.20% 0.11% 0.02% 0.01%
Total 100.00% 15.28% 17.88% 13.64% 3.62% 1.22% 9.92% 9.18% 14.40% 7.06% 7.80%
Includes Commercial Real Estate and Construction Loan Exposures
(Principal Balances and Amounts Available To Be Drawn)
Expressed as a Percentage of Commercial Real Estate Portfolio
Commercial Real Estate Exposures by Geographic Location

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Credit Process
No individual has more than a $100,000 unsecured lending limit.
Weekly $100,000 - $500,000 Officers Loan Committee
Bi-weekly $500,000 - $2 million Directors Loan Committee
Bi-weekly $2 – 20 million State Loan Committee
Bi-weekly Over $20 million Senior Loan Committee
Meeting Lending Authority Committee

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Summary of Loan Loss Experience
2003 – 3Q07
1 Annualized
2 Reserve/YTD Net Charge-offs Annualized
3Q07 2006 2005 2004 2003
Reserve Ratio to Net Loans 1.14% 1.13% 1.15% 1.16% 1.20%
Reserve ($ in 000's) $172,678 $174,850 $171,051 $148,802 $138,549
Coverage of Nonperforming Assets 246% 695% 536% 402% 184%
YTD Net Charge-off Ratio to Average Loans 0.18%
1
0.12% 0.14% 0.19% 0.31%
YTD Net Charge-offs ($ in 000's) $20,171 $18,343 $19,211 $23,598 $35,471
Years of Net Charge-offs in Reserve 6.42
2
9.53 8.90 6.31 3.91
Nonperforming Assets ($ in 000's) $70,153 $25,149 $31,931 $37,039 $75,440
Ratio of Nonperforming Assets to Net Loans 0.46% 0.16% 0.21% 0.29% 0.65%

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Past Due Loans
1.35%
1.39%
1.16%
0.90%
0.48% 0.48%
0.45%
0.67%
0.99%
1.12%
1.55%
1.75%
1.58%
1.46%
1.22%
1.29%
1.41%
1.33%
1.35%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Mar-07 Jun-07 Sep-07
Colonial
FDIC - Commercial Banks with Assets > $10 billion